Supplement Dated March 10, 2011 to the
Statement of Additional Information Dated April 5, 2010
of Javelin Exchange-Traded Trust
on behalf of its
JETS Contrarian Opportunities Index Fund

This Supplement updates certain information contained in the above-dated Prospectus of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following information should be read in conjunction with the Prospectus and Statement of Additional Information for the Fund listed above.

The information relating to the Trustees and Officers of Javelin Exchange-Traded Trust on page 14 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name, Address and Age	Position with the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held

Trustees of the Trust

Interested Trustee* Brinton W. Frith 12/6/1969 33 Witherspoon Street, Suite 210 Princeton NJ 08542	Chairman, Treasurer and Trustee	Indefinite Term Since July 2007.	President, Javelin Investment Management LLC, May 2007 to present; formerly, Managing Director, Philadelphia Brokerage Corporation, 1992-2007.	1	None

Independent Trustees Sandro Stefanelli 6/17/1966 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Trustee	Indefinite Term Since May 2009.	Sales Representative, IBM, May 2007 to present; formerly, Sales Representative, Thompson/NETg, December 2003 to May 2007.	1	None

Stephen Zabielski 10/12/1965 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Trustee	Indefinite Term Since May 2009.	Attorney, Jacobs Law Group, May 2007 to present; formerly, Sales Representative, IBM, June 2003 to May 2007.	1	None

Officers of the Trust

Cathleen Lesko 05/5/1960 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Secretary	Indefinite Term Since July 2007.	Secretary, Javelin Investment Management LLC since July 2007; formerly, Group Manager, Global Procurement, PepsiCo, Inc., December 1985 to April 2005.	Not Applicable	Not Applicable

Patrick Keniston [Birt01/18/1964 Three Canal Plaza Suite 100 Portland, ME 04101	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since March 2011.	Director, Foreside Compliance Services, LLC, October, 2008 to present; formerly, Counsel to Citi Fund Services Ohio, Inc., March 2005 to October 2008.	Not Applicable	Not Applicable
———————
*	A Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Adviser.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)	The term “Fund Complex” includes any investment company portfolios advised by the Adviser or the Sub-Adviser.

If you would like additional information, including information about other JETS ETFs, please call 1-866-528-0029 or visit www.jetsetfs.com.